EXHIBIT 10.35

Borrower:      UCI PROPERTIES, LLC
               -------------------------------------------------------------
Account Number:        9520026484                                    BB&T                   Note Number:    00001

                       ----------------------------                                           ----------------------------
Address:       4416 FOREST DR.                                                              COLUMBIA           South Carolina
               ------------------------------------                                         --------------------------
               COLUMBIA, SC 29206-3104                         PROMISSORY NOTE              Date: Effective as of February 13, 2008
               ------------------------------------                                               ------------------------------

BORROWER(S) REPRESENTS HEREWITH THAT THE LOAN EVIDENCED HEREBY IS BEING OBTAINED FOR BUSINESS/COMMERCIAL PURPOSES. For value received, the undersigned, jointly and severally, if more than one, promises to pay to BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (the "Bank"), or order, at said bank at any of its offices in the above referenced city (or such other place or places that may be hereafter designated by Bank), the sum of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS & 00/100 Dollars ($3,500,000.00), in immediately available coin or currency of the United States of America.
 Borrower shall pay a prepayment fee as set forth in the Prepayment Fee Addendum attached hereto.

     Interest shall accrue from the date hereof on the unpaid balance outstanding from time to time at the:
 Fixed rate of       % per annum.
               -----
     Variable rate of the Bank's Prime Rate plus ______ % per annum to be adjusted as the Bank's Prime Rate changes. If checked here, the interest rate will not exceed a(n) fixed average maximum rate of % or a floating maximum rate of the greater of ______ % or the Bank's Prime Rate; and the interest rate will not decrease below a fixed minimum rate of %. If an average maximum rate is specified, a determination of any required reimbursement of interest by Bank will be made: when Note is repaid in full by Borrower annually beginning on .
 Fixed rate of % per annum through which automatically converts on to a variable rate equal to the Bank's Prime Rate plus % per annum which shall be adjusted as such Prime Rate changes.
     |X| The Adjusted LIBOR Rate, as Defined in the Attached Addendum to Promissory Note.

      Principal and interest are payable as follows:
     Principal (plus any accrued interest not otherwise scheduled herein) is due in full at maturity on . ------------------------------------ Principal plus
accrued interest Payable in consecutive Monthly installments of Principal ------- commencing on 10/05/2009 ---------- |X|Principal and Interest and continued on the same day of each calendar period thereafter, in 65 equal payments of $27,561.57, with one final payment of all remaining principal and accrued interest due on 3/05/2015. ChoiceLine Payment Option: 2% of outstanding
balance         is         payable         monthly         commencing         on
-------------------------------------------- . and continuing on the same day of each  calendar  period  thereafter,  with one  final  payment  of all  remaining
principal        and        accrued        interest        due        on       .
-----------------------------------------   |X|  Accrued   interest  is  payable
Monthly commencing on April 5, 2008 and continuing on the same day of each ------- ------------- calendar period thereafter, with one final payment of all
remaining        interest       due       on       September       5,       2009
------------------------------------------------------------------------------ .
Bank reserves the right in its sole discretion to adjust the fixed payment due hereunder on and continuing on the same day of each calendar period thereafter, in order to maintain an amortization period of no more than months from the date of the initial principal payment due hereunder. Borrower understands the payment may increase if interest rates increase. Prior to an event of default, Borrower may borrow, repay, and reborrow hereunder pursuant to the terms of the Loan Agreement, hereinafter defined. . Borrower hereby authorizes Bank to automatically draft from its demand, deposit, or savings account(s) with Bank or other bank, any payment(s) due under this Note on the date(s) due. Borrower shall provide appropriate account number(s) for account(s) at Bank or other bank.
        The undersigned shall pay to Bank a late fee in the amount of five percent (5%) of any installment past due for fifteen (15) or more days. When any installment payment is past due for fifteen (15) or more days, subsequent payments shall first be applied to the past due balance. In addition, the undersigned shall pay to Bank a returned payment fee if the undersigned or any other obligor hereon makes any payment at any time by check or other instrument, or by any electronic means, which is returned to Bank because of nonpayment due to nonsufficient funds.
        All interest shall be computed and charged for the actual number of days elapsed on the basis of a year consisting of three hundred sixty (360) days. In the event periodic accruals of interest shall exceed any periodic fixed payment amount described above, the fixed payment amount shall be immediately increased, or additional supplemental interest payments required on the same periodic basis as specified above (increased fixed payments or supplemental payments to be determined in the Bank's sole discretion), in such amounts and at such times as shall be necessary to pay all accruals of interest for the period and all accruals of unpaid interest from previous periods. Such adjustments to the fixed payment amount or supplemental payments shall remain in effect for so long as any interest accruals shall exceed the original fixed payment amount and shall be further adjusted upward or downward to reflect changes in any variable interest rate; provided that unless elected otherwise above, the fixed payment amount shall not be reduced below the original fixed payment amount. However, Bank shall have the right, in its sole discretion, to lower the fixed payment amount below the original payment amount.
        This Note is given by the undersigned in connection with the following agreements (if any) between the undersigned and the Bank:

     Mortgage(s)/Deeds of Trust granted in favor of Bank as mortgagee/beneficiary: |X| dated 02/13/2008 in the maximum principal amount of $3,500,000.00. ---------- ------------------ granted by UCI PROPERTIES, LLC.
-----------------------------------------  -  dated  in  the  maximum  principal
amount             of             $             .              -----------------
-------------------------------------------------------------------------
granted                                                                       by
--------------------------------------------------------------------------------
..

 Security Agreement(s) conveying a security interest to Bank:

     |X|  dated   02/13/2008   given  by  UCI   PROPERTIES,   LLC  .  ----------
--------------------------------------------------------------------------------
dated              given              by              .              -----------
-------------------------------------------------------------------------------
Securities   Account  Pledge  and  Security   Agreement   dated  ,  executed  by
----------------  ---------------------------------------------------  . Control
Agreement(s) dated , covering Deposit Account(s) Investment Property --------- Letter of Credit Rights Electronic Chattel Paper Assignment of Certificate of
Deposit,   Security   Agreement,   and  Power  of  Attorney  (for   Certificated
Certificates     of    Deposit)     dated    ,     ----------     executed    by
--------------------------------------------------------------------------------
.. Pledge and Security Agreement for Publicly Traded Certificated Securities dated, executed by ------------------------------ . Assignment of Life Insurance Policy as Collateral dated , executed by . |X| Loan Agreement dated 02/13/2008, executed by Borrower and |X| Guarantor(s). Assignment of Leases and Rents dated 02/13/2008 executed by UCI PROPERTIES, LLC .

      All of the terms, conditions and covenants of the above described agreements (the "Agreements") are expressly made a part of this promissory note ("Note") by reference in the same manner and with the same effect as if set forth herein at length, and any holder of this Note is entitled to the benefits of and remedies provided in the Agreements and any other agreements by and between the undersigned and the Bank.

      No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or of any other right on any future occasion. Every one of the undersigned and every endorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there be available to the holder collateral for this Note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

      The failure to pay any part of the principal or interest when due on this Note or to fully perform any covenant, obligation or warranty on this or on any other liability to the Bank by any affiliate (as defined in 11 USC Section
(101)(2)), or by any guarantor or surety of this Note (said affiliate, guarantor, and surety are herein called "Obligor"); or if any financial statement or other representation made to the Bank by any of the undersigned or any Obligor shall be found to be materially incorrect or incomplete; or if any of the undersigned shall fail to furnish information and documentation to the Bank sufficient to verify the identity of the undersigned as required under the USA Patriot Act; or in the event of a default under pursuant to any of the Agreements or any other obligation of any of the undersigned or any Obligor, in favor of the Bank; or in the event the Bank demands that the undersigned secure or provide additional security for its obligations under this Note and security deemed adequate and sufficient by the Bank is not given when demanded; or in the event one or more of the undersigned or any Obligor shall die, terminate its existence, allow the appointment of a receiver for any part of its property, make an assignment for the benefit of creditors, or where a proceeding under bankruptcy or insolvency laws be initiated by or against any of the undersigned or any Obligor; or in the event the Bank otherwise deem itself, its security interests, or any collateral unsafe or insecure; or should the Bank in good faith believe that the prospect of payment or other performance is impaired; or if there is an attachment, execution, or other judicial seizure of all or any portion of the Borrower's or any Obligor's assets, including an action or proceeding to seize any funds on deposit with the Bank, and such seizure is not discharged within 20 days; or if final judgment for the payment of money shall be rendered against the Borrower or any Obligor which is not covered by insurance or debt cancellation and shall remain undischarged for a period of 30 days unless such judgment or execution thereon is effectively stayed; or the termination of any guaranty agreement given in connection with this Note, then any one of the same shall be a material default hereunder and this Note and other debts due the Bank by any one or more of undersigned shall immediately become due and payable without notice at the option of the Bank. From and after any event of default hereunder, interest shall accrue on the sum of the principal balance and accrued interest then outstanding at the variable rate equal to the Bank's Prime Rate plus 5% per annum ("Default Rate"), provided that such rate shall not exceed at any time the highest rate of interest permitted by the laws of the State of South Carolina; and further provided that such rate shall apply after judgment. In the event of any default, the then remaining unpaid principal amount and accrued but unpaid interest then outstanding shall bear interest at the Default Rate called for hereunder until such principal and interest have been paid in full. In addition, upon default, the Bank may pursue its full legal remedies at law or equity, and the balance due hereunder may be charged against any obligation of the Bank to any party including any Obligor. Bank shall not be obligated to accept any check, money order, or other payment instrument marked "payment in full" on any disputed amount due hereunder, and Bank expressly reserves the right to reject all such payment instruments. Borrower agrees that tender of its check or other payment instrument so marked will not satisfy or discharge its obligation under this Note, disputed or otherwise, even if such check or payment instrument is inadvertently processed by Bank unless in fact such payment is in fact sufficient to pay the amount due hereunder.

      WAIVER OF TRIAL BY JURY. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS NOTE OR ANY LOAN DOCUMENT EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND BANK. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO MAKE THE LOAN EVIDENCED BY THIS NOTE. FURTHER, THE UNDERSIGNED HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION IN THE EVENT OF LITIGATION. NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK'S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.
      Unless otherwise required under a Loan Agreement, if applicable, and as long as any indebtedness evidenced by this Note remains outstanding or as long as Bank remains obligated to make advances, the undersigned shall furnish annually an updated financial statement in a form satisfactory to Bank, which, when delivered shall be the property of the Bank.

      The term "Prime Rate," if used herein, means the rate of interest per annum announced by the Bank from time to time and adopted as its Prime Rate. The Prime Rate is one of several rate indexes employed by the Bank when extending credit. Any change in the interest rate resulting from a change in the Bank's Prime Rate shall become effective as of the opening of business on the effective date of the change. If this Note is placed with an attorney for collection, the undersigned agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees which the undersigned agrees shall be equal to 15% of the principal and interest outstanding at the time of acceleration or other action by Lender to collect the sums due hereunder, unless the actual attorneys' fees incurred, based upon Bank's counsel's normal hourly fees chargeable to Bank, shall be greater than 15% of principal and interest, in which case such billed amount based on such hourly rate shall be the attorneys' fee payable hereunder. All obligations of the undersigned and of any Obligor shall bind his heirs, executors, administrators, successors, and/or assigns. Use of the masculine pronoun herein shall include the feminine and the neuter, and also the plural. If more than one party shall execute this Note, the term "undersigned" as used herein shall mean all the parties signing this Note and each of them, and all such parties shall be jointly and severally obligated hereunder. Wherever possible, each provision of this Note shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. All of the undersigned hereby waive all exemptions and homestead laws. The proceeds of the loan evidenced by this Note may be paid to any one or more of the undersigned. No waivers and modifications shall be valid unless in writing and signed by the Bank. In case of conflict between the terms of this Note and the Loan Agreement or Commitment Letter issued in connection herewith, the priority of controlling terms shall be first this Note, then the Loan Agreement, and then the Commitment Letter. This Note shall be governed by and construed in accordance with the laws of South Carolina.

                         (SIGNATURES ON FOLLOWING PAGE)

                         PROMISSORY NOTE SIGNATURE PAGE

     Borrower:                UCI                PROPERTIES,                 LLC
-----------------------------------------------------------------        Account
Number:            9520026484            Note           Number:            00001
------------------------------------------------
----------------------------------------------- Note Amount: $3,500,000.00 Date:
02/13/2008                   ---------------------------------------------------
-------------------------------------------------------

Notice of Right to Copy of Appraisal: If a 1-4 family residential dwelling is pledged as collateral for this Note, you, the undersigned, have a right to a copy of the real estate appraisal report used in connection with your application for credit. If you wish to receive a copy, please notify in writing the branch office where you applied for credit. You must forward your request to the Bank no later than 90 days after the date of this Note. In your request letter, please provide your name, mailing address, appraised property address, the date of this Note, and the Account and Note Numbers shown on the front of this Note.
Waiver of Appraisal Rights. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved, by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. TO THE FULLEST EXTENT PERMITTED BY LAW AND AS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN, MORTGAGOR HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE MORTGAGED PROPERTY.

IN WITNESS WHEREOF, the undersigned, on the day and year first written above, has caused this Note to be executed under seal.

     If            Borrower             is            a             Corporation:
-----------------------------------------------------------
-----------------------------------------------------------   WITNESS:  Name  of
Corporation    By:    -----    -------------------------------------------------
--------------------------------------------------          -----         Title:
--------------------------------------------------           By:           -----
-------------------------------------------------
--------------------------------------------------                         -----
-------------------------------------------------                         Title:
--------------------------------------------------

     If Borrower is a Partnership, Limited Liability Company, Limited Liability Partnership or Limited Liability Limited Partnership

                                                                                    UCI PROPERTIES, LLC                     (SEAL)
                                                                 ----------------------------------------------------------
                                                                 ----------------------------------------------------------
    WITNESS:
    /s/ Brian C. Bonner                                          By:     /s/ D. Michael Stout, M.D.                         (SEAL)
    --------------------------------------------------------             --------------------------------------------------
                                                                         D.Michael Stout, M.D.

                                                                 Title:  Mgr.
    /s/ Blenda B. Crout                                          By:                                                        (SEAL)
    --------------------------------------------------------             --------------------------------------------------
                                                                 Title:
                                                                 By:                                                        (SEAL)
    --------------------------------------------------------             --------------------------------------------------



     If      Borrower      is      an      Individual:      WITNESS:      (SEAL)
--------------------------------------------------
--------------------------------------------------------  Additional  Co-makers:
WITNESS:     (SEAL)     --------------------------------------------------------
--------------------------------------------------

                                                                  2
5

BB&T

                           ADDENDUM TO PROMISSORY NOTE

         THIS ADDENDUM TO PROMISSORY NOTE ("Addendum") is hereby made a part of the Promissory Note dated Effective as of February 13, 2008, from UCI PROPERTIES LLC ("Borrower") payable to the order of Branch Banking and Trust Company ("Bank") in the principal amount of $3,500.000.00 (including all renewals, extensions, modifications and substitutions thereof, the "Note").

I.       DEFINITIONS.

1.1 Adjusted LIBOR Rate means a rate of interest per annum equal to the sum obtained (rounded upwards, if necessary, to the next higher 1/100th of 1.0%) by adding (i) the One Month LIBOR plus (ii) two point five zero zero percent (2.500%) per annum, which shall be adjusted monthly on the first day of each month for each LIBOR Interest Period. If the first day of any month falls on a date when the Bank is closed, the Adjusted LIBOR Rate shall be determined as of the last preceding business day. The Adjusted LIBOR Rate shall be adjusted for any change in the LIBOR Reserve Percentage so that Bank shall receive the same yield. If checked here |X| the interest rate will not exceed a(n) |X| fixed average maximum rate of 99.000% and will not decrease below a minimum rate of 0.000%. If an average maximum rate is specified, a determination of the average interest rate assessed and a reimbursement by Bank of interest paid in excess of the maximum rate, if any, will be made on . If the loan has been repaid prior to this date, no reimbursement will be made.

1.2 One Month LIBOR means the average rate (rounded upward, if necessary, to the next higher 1/100th of 1.0%) quoted on Bloomberg Screen BBAMI or Page 3750 (or such replacement page) of the Telerate Service on the determination date for deposits in U. S. Dollars offered in the London interbank market for one month, or if the above method for determining the One Month LIBOR shall not be available, the rate quoted in The Wall Street Journal, a rate determined by a substitute method of determination agreed on by Borrower and Bank; provided, if such agreement is not reached within a reasonable period of time (in Bank's sole judgment), a rate reasonably determined by Bank in its sole discretion as a rate being paid, as of the determination date, by first class banking organizations (as determined by Bank) in the London interbank market for U. S. Dollar deposits.

1.3 LIBOR Advance means the term loan advances made by Bank to Borrower evidenced by this Note upon which the Adjusted LIBOR Rate of interest shall apply.

1.4 LIBOR Interest Period means a period of one calendar month as may be elected by the Borrower applicable to any LIBOR Advance which shall begin on first day of any month notwithstanding the maturity date of this Note; provided, however, that a LIBOR Interest Period may be less than one calendar month in and only in the calendar month in which the Note originates or matures.

1.5 LIBOR Reserve Percentage means the maximum aggregate rate at which reserves (including, without limitation, any marginal supplemental or emergency reserves) are required to be maintained under Regulation D by member banks of the Federal Reserve System with respect to dollar funding in the London interbank market. Without limiting the effect of the foregoing, the LIBOR Reserve Percentage shall reflect any other reserves required to be maintained by such member banks by reason of any applicable regulatory change against (i) any category of liability which includes deposits by reference to which the Adjusted LIBOR Rate is to be determined or (ii) any category of extensions of credit or other assets related to LIBOR.

1.6 Standard Rate means, for any day, a rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1.0%) equal to the Bank's announced Prime Rate minus % per annum, and each change in the Standard Rate shall be effective on the date any change in the Prime Rate is publicly announced as being effective.

II.      LOAN BEARING ADJUSTED LIBOR RATE

2.1 Application of Adjusted LIBOR Rate. The Adjusted LIBOR Rate shall apply to the entire principal balance outstanding of a LIBOR Advance for any LIBOR Interest Period.

2.2      Adjusted LIBOR Based Rate Protections.

         (a) Inability to Determine Rate. In the event that Bank shall have determined, which determination shall be final, conclusive and binding, that by reason of circumstances occurring after the date of this Note affecting the London interbank market, adequate and fair means do not exist for ascertaining the One Month LIBOR on the basis provided for in this Note, Bank shall give notice (by telephone confirmed in writing or by telecopy) to Borrower of such determination, whereupon (i) no LIBOR Advance shall be made until Bank notifies Borrower that the circumstances giving rise to such notice no longer exist, and
(ii) any request by Borrower for a LIBOR Advance shall be deemed to be a request for an advance at the Standard Rate.


         (b) Illegality; Impracticability. In the event that Bank shall determine, which determination shall be final, conclusive and binding, that the making, maintaining or continuance of any portion of a LIBOR Advance (i) has become unlawful as a result of compliance by Bank with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any of the same not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause Bank material hardship, as a result of contingencies occurring after the date of this Note materially and adversely affect the London interbank market or Bank's ability to make LIBOR Advances generally, then, and in any such event, Bank shall give notice (by telephone confirmed in writing or by telecopy) to Borrower of such determination. Thereafter, (x) the obligation of Bank to make any LIBOR Advances or to convert any portion of the loan to a LIBOR Advance shall be suspended until such notice shall be withdrawn by Bank, and (y) any request by Borrower for a LIBOR Advance shall be deemed to be a request for an advance at the Standard Rate.


     If            Borrower             is            a             Corporation:
-----------------------------------------------------
-----------------------------------------------------     WITNESS:    Name    of
Corporation By: (SEAL) ---------------------------------------------------------
-----------------------------------------------------
---------------------------------------------------------
-----------------------------------------------------                      Name:
-----------------------------------------------------
-----------------------------------------------------                     Title:
-----------------------------------------------------
-----------------------------------------------------         By:         (SEAL)
---------------------------------------------------------
---------------------------------------------------------
-----------------------------------------------------                      Name:
-----------------------------------------------------                     Title:
-----------------------------------------------------

     If Borrower is a Partnership, Limited Liability Company, Limited Liability Partnership or Limited Liability Limited Partnership:

                                                                                    UCI PROPERTIES, LLC
                                                                    -----------------------------------------------------
                                                                    -----------------------------------------------------
WITNESS:                                                                   Name of Partnership, LLC, LLP or LLLP

/s/ Brian c. Bonner                                       By:        /s/ D. Michael Stout                                 (SEAL)
---------------------------------------------------------           -----------------------------------------------------
---------------------------------------------------------           -----------------------------------------------------

                                                                    D. Michael Stout, M.D.
/s/ Blenda B. Crout                                       Title:    Mgr
---------------------------------------------------------           -----------------------------------------------------
---------------------------------------------------------           -----------------------------------------------------


                                                          By:                                                             (SEAL)
---------------------------------------------------------           -----------------------------------------------------
---------------------------------------------------------           -----------------------------------------------------

                                                          Title:

     If      Borrower      is      an      Individual:      WITNESS:      (SEAL)
---------------------------------------------------------
-----------------------------------------------------
---------------------------------------------------------
-----------------------------------------------------      Name:      Additional
Co-makers:   (SEAL)    ---------------------------------------------------------
-----------------------------------------------------
---------------------------------------------------------
-----------------------------------------------------                     (SEAL)
---------------------------------------------------------
-----------------------------------------------------
---------------------------------------------------------
-----------------------------------------------------                     (SEAL)
---------------------------------------------------------
-----------------------------------------------------
---------------------------------------------------------
-----------------------------------------------------

     RIDER TO LOAN AGREEMENT, PROMISSORY NOTE, MORTGAGE OF REAL ESTATE, SECURITY AGREEMENT, ENVIRONMENTAL CERTIFICATION AND INDEMNITY AGREEMENT, CERTIFICATION AND INDEMNIFICATION AGREEMENT WITH RESPECT TO FACILITIES FOR HANDICAPPED AND DISABLED PERSONS, ASSIGNMENT OF CONTRACTS, ASSIGNMENT OF LEASES AND RENTS, AND GUARANTY AGREEMENTS DATED EFFECTIVE AS OF FEBRUARY 13, 2008, BY AND BETWEEN BRANCH BANKING AND TRUST COMPANY ("LENDER"), UCI PROPERTIES, LLC ("BORROWER"), AND UCI MEDICAL AFFILIATES OF SOUTH CAROLINA, INC. AND UCI MEDICAL AFFILIATES, INC. (COLLECTIVELY "GUARANTOR")

         Lender, Borrower, and Guarantor acknowledge and agree that they have negotiated various terms and conditions related to the $3,500,000.00 loan from Lender to Borrower (the "Loan") and have elected to evidence their agreements concerning the same in this Rider rather than making revisions in the body of the various loan documents evidencing the Loan. The parties agree that the terms and conditions contained in this Rider shall supersede any inconsistent term or condition contained in any of the loan documents relating to indebtedness secured by the Loan Documents. All capitalized terms not otherwise defined herein shall have their respective meaning set forth in the Loan Agreement (the "Loan Agreement"), Promissory Note (the "Note"), Mortgage of Real Estate (the "Mortgage"), Security Agreement (the "Security Agreement"), Environmental Certification and Indemnity Agreement (the "Environmental Indemnity"), Certification and Indemnification Agreement with Respect to Facilities for Handicapped and Disabled Persons (the "Facilities Certification"), Assignment of Contracts (the "Assignment of Contracts"), Assignment of Leases and Rents (the "Assignment of Leases and Rents"), and/or Guaranty Agreements (the Loan Agreement, the Note, the Mortgage, the Security Agreement, the Environmental Indemnity, the Facilities Certification, the Assignment of Contracts, the Assignment of Leases and Rents, the Guaranty Agreements, and all other documents evidencing and securing the Loan or executed therewith are collectively referred to herein as the "Loan Documents").
         Notwithstanding anything to the contrary contained in any of the Loan Documents relating to the Loan, the following shall apply to the Loan Documents:
         1. Nothing in the Loan Documents shall prohibit Borrower from acquiring assets or acquiring the assets of another entity.
         2. In no event shall any indemnification obligation contained in any of the Loan Documents relating to the Loan be construed to indemnify a party against its own negligence or misconduct and no loss or expense shall include the indemnified party's internal overhead or internal administrative costs.
         3. No representation, warranty or covenant contained in any of the Loan Documents relating to the Loan relating to compliance with all applicable laws, statutes, ordinances, codes and judicial decisions of all judicial decisions or any other governmental requirements, restrictions or obligations (collectively, the "Requirements") shall be deemed to have been violated so long as any party has complied with the Requirements in all material respects and such party promptly, diligently and continuously proceeds to cure any violation of any Requirements upon receipt of written notice from the appropriate governmental entity having jurisdiction over such violation and such violation is cured prior to the taking of any action by such governmental entity which would adversely impact the Lender, the Borrower, the Guarantor, or the collateral or Property.
         4. Borrower shall not be deemed to have breached any representation, warranty of covenant concerning hazardous materials or substances on the Property if such presence or use (i) is in such inconsequential or insignificant amounts so as to pose no material hazard or potential liability for Lender or any owner of the Property; (ii) is consistent with the presence or use of hazardous materials or substances in commercial operation and conduct of business on the Property; and (iii) is in compliance with all applicable Requirements.
         5. No Event of Default shall be deemed to have occurred under any of the Loan Documents relating to the Loan and no remedies upon any Event of Default may be exercised until (a) in the event of a monetary default, Borrower has failed to pay an amount due within ten (10) days after receipt of written notice from Lender that such payment is due; provided, however, that Lender shall not be required to give written notice to Borrower more than two times in any one calendar year; and (b) in the event of a nonmonetary default, Borrower or any Guarantor (as applicable) has failed to perform such covenant, agreement, obligation, condition or provision of the Loan Documents relating to the Loan within thirty (30) days after receipt of written notice from Lender; provided, however, that in the event the curative action reasonably requires more than thirty (30) days to complete, Borrower shall be granted such additional time required to cure so long as the Borrower commences curative action within said thirty day period and diligently pursues said curative actions to completion.

         6. Unless required by governmental authorities, Lender shall not require any reappraisal or environmental assessment of the Mortgaged Property without 60 days prior written notice to Borrower unless an Event of Default has occurred and continues beyond any applicable grace period.

         7. All jury trial waivers contained in the Loan Documents shall be effective only to the extent such waivers are permitted by South Carolina law. Anything to the contrary otherwise contained in the Loan Documents notwithstanding, all provisions of the Loan Documents granting to any party remedies or the benefits of any waiver, self-help or other similar provisions shall be read to provide that the same are available only to the extent permitted by applicable law.

         8. Section 4.05 of the Loan Agreement is deleted.

         9. Section 6.05 of the Loan Agreement is hereby amended to allow for a lease agreement from Borrower to a Guarantor.

         10. Section 6.06 of the Loan Agreement is hereby revised to not prohibit any such matters or actions addressed in Section 6.06 of the Loan Agreement provided no Event of Default has occurred and continues beyond any applicable grace period.

         11. The representation and warranty contained in the second sentence of
Section 7.01 of the Loan Agreement is hereby revised and amended to provided for any environmental matters and issues except as may be disclosed in any environmental audit report and inspection reports obtained and provided to Lender.

         12. The first sentence of Section CC.08 (a) of Schedule "CC" to the Loan Agreement is amended to add that any and all assignments shall be to the extent such matters, contracts, documents, and permits are assignable.

         13. Section 1.1 of the Assignment of Contracts is revised and amended to add that any and all assignments shall be to the extent such matters, contracts, documents, and permits are assignable.

         14. The representations and warranties contained in Section 8 of the Mortgage is hereby revised and amended to provided for any environmental matters and issues except as may be disclosed in any environmental audit report and inspection reports obtained and provided to Lender.

         15. The representations and warranties contained in Section 2 of the Environmental Indemnity is hereby revised and amended to provided for any environmental matters and issues except as may be disclosed in any environmental audit report and inspection reports obtained and provided to Lender.

         16. Lender, Borrower, and Guarantor hereby expressly agree that the provisions of this Rider are made a part of all of the Loan Documents as if fully set forth therein.

         17. This Rider may be executed in one or more counterparts and that each such counterpart shall constitute an original and all of such counterparts together shall constitute one instrument.

                                                 [SIGNATURE PAGES ATTACHED]

                             SIGNATURE PAGE TO RIDER

                                    BORROWER

                                                              UCI  PROPERTIES,   LLC,  a  South  Carolina   limited
                                                              liability company

/s/ Brian C. Bonner                                           By:      /s/ Michael Stout (SEAL)
--------------------------------------------                       ---------------------
Witnesses Number 1                                            Name:    Michael Stout, M.D.
                                                                     -------------------------------------
                                                              Title:  Manager
/s/ Blenda B. Crout
Witnesses Number 2



STATE OF SOUTH CAROLINA    )
                                            )
COUNTY OF RICHLAND                  )

     I, Blenda B. Crout, a Notary Public for South Carolina, do hereby certify that UCI Properties, LLC, a --------------- South Carolina limited liability company, by D. Michael Stout, M.D., its Manager, personally appeared before me ---------------------- this day and acknowledged the due execution of the foregoing instrument.

         Witness my hand and seal this 12 day of February, 2008.

/s/ Blenda B. Crout                         (SEAL)
--------------------------------------------
My commission expires:     5/17/2011
                       ---------------------

                             SIGNATURE PAGE TO RIDER

                                     LENDER


                                                              BRANCH  BANKING AND TRUST  COMPANY,  a North Carolina
                                                              banking corporation

/s/ Lynne Wilks                                               By:      /s/H.B. Armstrong         (SEAL)
------------------------------------                               ------------------------------
Witnesses Number 1                                            Name:    H.B. Armstrong
                                                                    -----------------------------------------------
                                                              Title:   Sr. VP
                                                                      ---------------------------------------------
/s/ Jennifer M. Mole
Witnesses Number 2



STATE OF          SOUTH CAROLINA    )
         ---------------------------
                                            )
COUNTY OF         RICHLAND          )
          --------------------------

     I, Jennifer M. Mole , a Notary Public for South Carolina, do hereby certify that Branch Banking ------------------------ --------------- and Trust Company,
a North Carolina banking corporation, by H.B. Armstrong , its Sr. Vice Pres., personally --------------------- --------------- appeared before me this day and acknowledged the due execution of the foregoing instrument.

         Witness my hand and seal this 13 day of February, 2008.

/s/ Jennifer M. Mole                (SEAL)
------------------------------------
My commission expires:  July 19, 2016

                             SIGNATURE PAGE TO RIDER

                                    GUARANTOR


                                                              UCI MEDICAL  AFFILIATES  OF SOUTH  CAROLINA,  INC., a
                                                              South Carolina corporation

/s/ Brian C. Bonner                                           By:      /s/ Michael Stout (SEAL)
------------------------------------                               ---------------------
Witnesses Number 1                                            Name:    Michael Stout, M.D.
                                                                     -------------------------------------
                                                              Title:   Pres/CEO
                                                                      ------------------------------------
/s/ Blenda B. Crout
Witnesses Number 2



STATE OF SOUTH CAROLINA    )
                                            )
COUNTY OF RICHLAND                  )

     I, Blenda B. Crout, a Notary Public for South Carolina, do hereby certify that UCI Medical Affiliates of --------------- South Carolina, Inc., a South Carolina corporation, by D. Michael Stout, M.D., its President and CEO, personally ---------------------- ----------------- appeared before me this day and acknowledged the due execution of the foregoing instrument.

         Witness my hand and seal this 12 day of February, 2008.

/s/ Blenda B. Crout                         (SEAL)
--------------------------------------------
My commission expires:  5/17/2011

                             SIGNATURE PAGE TO RIDER

                                    GUARANTOR


                                                              UCI MEDICAL AFFILIATES, INC., a Delaware corporation

/s/ Brian C. Bonner                                           By:      /s/ Michael Stout (SEAL)
------------------------------------                               ---------------------
Witnesses Number 1                                            Name:    Michael Stout, M.D.
                                                                     -------------------------------------
                                                              Title:   Pres/CEO
                                                                      ------------------------------------
/s/ Blenda B. Crout
Witnesses Number 2



STATE OF SOUTH CAROLINA    )
                                            )
COUNTY OF RICHLAND                  )

     I, Blenda B. Crout, a Notary Public for South Carolina, do hereby certify that UCI Medical Affiliates, --------------- Inc., a Delaware corporation, by D. Michael Stout, M.D., its President and CEO, personally appeared before me ----------------------- ----------------- this day and acknowledged the due execution of the foregoing instrument.

         Witness my hand and seal this12 day of February, 2008.

/s/ Blenda B. Crout                         (SEAL)
--------------------------------------------
My commission expires: 5/17/2011